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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report dated March 2, 2000 incorporated by reference in Inverness Medical Technology Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.


/s/ Arthur Andersen LLP

ARTHUR ANDERSEN LLP
Boston, Massachusetts
November 28, 2000